                                                                    EXHIBIT 99.1
                                                                    Form 1

TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF COMPLIANCE WITH OPERATING REQUIREMENTS FOR THE PERIOD ENDED: JUNE 30, 2003

In re:   American Architectural Products Corporation           CASE NO: 00-43726
         -------------------------------------------           CHAPTER 11
         Debtor                                                Judge: Bodoh

As debtor in possession, I affirm:

     1. That I have reviewed the financial statements attached hereto, consisting of:

          a.   Operating Statement (Form 2)

          b.   Balance Sheet        (Form 3)

          c.   Summary of Operations (Form 4)

          d.   Monthly Cash Statement (Form 5)

          e.   Statement of Compensation (Form 6)

               and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

     2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases IS in effect except as follows:

               The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

     3. That all post petition taxes as described in Sections 1 and 14 of the Operating Instructions for Chapter 11 Cases ARE current.

     4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization except as follows:

               On June 26, 2003, the Company paid Baker & McKenzie, Attorneys at Law, $124,698.36, for services rendered to United States Trust Company of New York, and the Bank of New York as successor trustee through May 26, 2003 in connection with American Architectural Products Corporation, in accordance with the United States Trust Company of New York's Proof of Claim dated May 24, 2001.

I HEREBY CERTIFY, UNDER PENALTY OF PERJURY, THAT THE INFORMATION PROVIDED HEREIN IS TRUE AND CORRECT TO THE BEST OF MY INFORMATION AND BELIEF.

July 16, 2003                          /s/ Joseph Dominijanni
-------------                          -----------------------------
Date                                   Joseph Dominijanni, President
                                       Debtor in Possession

                                       724-940-2330
                                       -------------------
                                       Phone

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, ET.AL.        CASE NUMBER 00-43276

NOTES:

Of the companies listed in the Notice of Bankruptcy Filing, the following companies are not active:

     AAPC Two Acquisition Company            AAPC Three Acquisition Company

     AAPC Four Acquisition Company           AAPC Five Acquisition Company

     AAPC Six Acquisition Company            AGI Liquidation Company 2002; f/k/a
                                             American Glassmith Company

     AWS Liquidation Company 2002, f/k/a     BBP Liquidation Company 2002, f/k/a
     American Weather-Seal Company           Binnings Building Products, Inc.

     Danvid Window Company                   Denver Window Company
     Eagle Window and Door Center, Inc.      E&T 2002 Liquidation Company, f/k/a
                                             Eagle and Taylor Company

     Forte, Inc.                             Fortified Window and Door Company,
                                             f/k/a AAPC One Acquisition Company

     Modern Window Corporation               Thermetic Glass, Inc.
     VinylSource, Inc.                       WIG Liquidation Company

Operating and Monthly Cash Statements for the above companies have not been prepared, as balances are zero. Any cash disbursements required by these entities are processed through the Corporate Disbursement account.

AAPC One Acquisition Company was activated in July 2001 and was renamed Fortified Window and Door Company.

The assets of Denver Window Company were sold in September 2001. The proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit.

Forte, Inc. is shut down with only clean-up issues remaining.

The assets of Binnings Pan American and TM Window and Door Company (Divisions of Binnings Building Products) were sold February 14, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of American Glassmith Company (n/k/a AGI 2002 Liquidation Company) were sold effective March 22, 2002. Fifty percent of the proceeds from the sale were applied to the DIP Facility Term Loan with CIT Business Credit and the remaining fifty percent of the proceeds were applied to the DIP Facility Revolver Loan with CIT Business Credit.

The assets of Eagle Window and Door Company, a division of Eagle and Taylor Company (n/k/a E&T 2002 Liquidation Company) were sold May 6, 2002. A portion of the proceeds from the sale were used to repay the total indebtedness under the DIP

Facility Agreement with CIT Business Credit. The remaining proceeds were placed in a Dreyfus Government Cash Management Account with Fleet Bank.

New checking and lockbox accounts were established with National City Bank, Cleveland, Ohio in June 2002. The Fleet Bank lockbox and checking were closed in August 2002.

The assets of Thermetic Glass Inc. were sold August 23, 2002. The sale proceeds were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of American Weather-Seal Company (n/k/a AWS Liquidation Company
2002) were sold December 6, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

Certain assets of Binnings Building Products Company (n/k/a BBP Liquidation Company 2002) were sold December 31, 2002. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company sold one building owned by AWS Liquidation Company on February 28, 2003. The proceeds from the sale were placed in a Dreyfus Government Cash Management Account with National City Bank.

The Company has been unsuccessful in its attempts to obtain property insurance for the two unoccupied buildings owned by Forte, Inc. since January 15, 2003. The fair values of these properties are negligible.

The Company sold the assets of Danvid Window Company on April 1, 2003. The proceeds from the sale were deposited in a Dreyfus Government Cash Management Account with National City Bank.

In April 2003, the Company closed the Dreyfus Government Cash Management Account and transferred the balance to an Investment Sweep Account with National City Bank.

AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
CASE # 00-43726                                                         FORM 2
Operating Statement
FOR THE MONTH ENDED JUNE 30, 2003

                                                 AMERICAN        BINNINGS    DENVER                                  EAGLE WINDOW
                                  AMERICAN     WEATHER-SEAL      BUILDING    WINDOW     EAGLE & TAYLOR    WINDOW       AND DOOR
                               GLASSMITH INC.     COMPANY        PRODUCTS    COMPANY       COMPANY       COMPANY     CENTER INC.
                               --------------  ------------      --------    -------    --------------   --------    -------------
   Net Sales                        $   -         $   -      $      -      $      -     $      -            $ -     $      -

 Cost of Sales                          -             -             -             -            -              -            -
                               ---------------------------------------------------------------------------------------------------
    Gross Profit                        -             -             -             -            -              -            -

 Selling Expense                        -             -             -             -            -              -            -
 General and
     Administrative Expenses            -             -             -             -            -              -            -
                               ---------------------------------------------------------------------------------------------------
    Income (Loss) from
     Operations                         -             -             -             -            -              -            -

 Interest Expense, net                  -             -             -             -            -              -            -
 Reorganization Costs                   -             -             -             -            -              -            -
 Other (Income) Expense              (532)         (833)      (44,290)      (52,827)     (40,422)             -        1,000
                               ---------------------------------------------------------------------------------------------------
    Income (Loss) Before Taxes        532           833        44,290        52,827       40,422              -       (1,000)

 Income Taxes                           -             -             -             -            -              -            -
                               ---------------------------------------------------------------------------------------------------
    Net Income (Loss)               $ 532         $ 833      $ 44,290      $ 52,827     $ 40,422            $ -     $ (1,000)
                               ===================================================================================================


                               THERMETIC
                               GLASS INC.  FORTE, INC.   CORPORATE
                               ----------  -----------   ---------
   Net Sales                  $      -      $     -      $       -

 Cost of Sales                       -            -              -
                              -------------------------------------
    Gross Profit                     -            -              -

 Selling Expense                     -            -              -
 General and
     Administrative Expenses         -            -        177,193
                              -------------------------------------
    Income (Loss) from
     Operations                      -            -       (177,193)

 Interest Expense, net               -            -              -
 Reorganization Costs                -            -        115,374
 Other (Income) Expense          1,354       (7,857)      (214,211)
                              -------------------------------------
    Income (Loss) Before Taxes  (1,354)       7,857        (78,356)

 Income Taxes                        -            -              -
                              -------------------------------------
    Net Income (Loss)         $ (1,354)     $ 7,857      $ (78,356)
                              =====================================














 THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation           AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation         AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation          AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation          AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION
 CASE # 00-43726                                                        FORM 3
 Balance Sheets
 JUNE 30, 2003

                                                                                      AMERICAN        BINNINGS         DANVID
                                                                    AMERICAN        WEATHER-SEAL      BUILDING         WINDOW
                                                                   GLASSMITH INC.      COMPANY        PRODUCTS         COMPANY
                                                                     --------        ----------      ---------      -----------
 ASSETS
 Cash                                                                $       -       $         -     $        -     $     8,489
 Accounts receivable -- Pre-petition                                         -                 -           9,161              -
 Accounts receivable -- Post-petition                                        -                 -               -              -
                                                                  ----------------------------------------------------------------
   Gross Accounts receivable                                                 -                 -           9,161              -
 Less:  Allowance for Doubtful Accounts                                      -                 -               -              -
                                                                  ----------------------------------------------------------------
   Net Accounts Receivable                                                   -                 -           9,161              -
 Intercompany A/R-A/P                                                        -                 -               -              -
 Inventories                                                                 -                 -               -              -
 Prepaid expenses and other current assets                                   -                 -               -         32,271
                                                                  ----------------------------------------------------------------
       TOTAL CURRENT ASSETS                                                  -                 -           9,161         40,760

 Property, plant & equipment, net                                            -           852,880               -              -
 Deposits and other assets                                                   -                 -       1,502,640              -
                                                                  ----------------------------------------------------------------
       TOTAL NON-CURRENT ASSETS                                              -           852,880       1,502,640              -
                                                                  ----------------------------------------------------------------
                                                                     $       -       $   852,880     $ 1,511,801    $    40,760
                                                                  ================================================================
 LIABILITIES
 Accounts payable -- Pre-petition                                    $ 516,488       $ 1,842,994     $ 2,913,563    $ 1,052,878
 Accounts payable -- Post-petition                                           -                 -               -              -
                                                                  ----------------------------------------------------------------
   Total Accounts payable                                              516,488         1,842,994       2,913,563      1,052,878
 Accrued expenses - Other                                               25,685           539,832         876,771        168,626
 Accrued expenses - Payroll -- Post-petition                                 -                 -               -              -
 Current Portion of Long Term Debt                                           -                 -               -              -
 Current portion of capital lease obligations                                -                 -               -              -
                                                                  ----------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                                       542,173         2,382,826       3,790,334      1,221,504

 Long-term capital lease obligations, less current portion                   -                 -               -              -
 Intercompany investment                                             3,201,662        38,367,561      26,446,907     17,803,365
 Intercompany payable/(receivable)                                    (655,995)      (10,124,757)     19,934,867     (7,120,982)
 Accrued warranty obligations, less current portion                          -                 -               -              -
 Other liabilities                                                           -                 -               -              -
                                                                  ----------------------------------------------------------------
      TOTAL LONG-TERM LIABILITIES                                    2,545,667        28,242,804      46,381,774     10,682,383
                                                                  ----------------------------------------------------------------
      TOTAL  LIABILITIES                                             3,087,840        30,625,630      50,172,108     11,903,887

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;                         -                 -               -            765
 Additional paid in capital                                                  -                 -               -      1,008,849
 Treasury stock                                                              -                 -               -              -
 Retained earnings                                                  (3,087,840)      (29,772,750)    (48,660,307)   (12,872,741)
                                                                  ----------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                          (3,087,840)      (29,772,750)    (48,660,307)   (11,863,127)
                                                                  ----------------------------------------------------------------
                                                                     $       -       $   852,880     $ 1,511,801    $    40,760
                                                                  ================================================================
                                                                             -                 -

                                                                            DENVER      EAGLE WINDOW
                                                           EAGLE & TAYLOR   WINDOW        AND DOOR     THERMETIC
                                                             COMPANY       COMPANY       CENTER INC.   GLASS INC.   FORTE, INC.
                                                            ----------    -----------     ---------    ----------  -----------
 ASSETS
 Cash                                                       $         -   $          -    $        -   $         - $          -
 Accounts receivable -- Pre-petition                                  -              -             -             -            -
 Accounts receivable -- Post-petition                                 -              -             -             -            -
                                                           ---------------------------------------------------------------------
   Gross Accounts receivable                                          -              -             -             -            -
 Less:  Allowance for Doubtful Accounts                               -              -             -             -            -
                                                           ---------------------------------------------------------------------
   Net Accounts Receivable                                            -              -             -             -            -
 Intercompany A/R-A/P                                           713,751     (1,014,274)            -             -            -
 Inventories                                                          -              -             -             -            -
 Prepaid expenses and other current assets                        8,990              -             -             -            -
                                                           ---------------------------------------------------------------------
       TOTAL CURRENT ASSETS                                     722,741     (1,014,274)            -             -            -

 Property, plant & equipment, net                               300,000              -             -             -      200,000
 Deposits and other assets                                            -              -             -             -            -
                                                           ---------------------------------------------------------------------
       TOTAL NON-CURRENT ASSETS                                 300,000              -             -             -      200,000
                                                           ---------------------------------------------------------------------
                                                            $ 1,022,741   $ (1,014,274)   $        -   $         - $    200,000
                                                           =====================================================================
 LIABILITIES
 Accounts payable -- Pre-petition                           $   945,635   $     31,372    $      502   $    31,321 $          -
 Accounts payable -- Post-petition                                    -              -             -             -            -
                                                           ---------------------------------------------------------------------
   Total Accounts payable                                       945,635         31,372           502        31,321            -
 Accrued expenses - Other                                             -              -             -         5,000            -
 Accrued expenses - Payroll -- Post-petition                          -              -             -             -            -
 Current Portion of Long Term Debt                                    -              -             -             -            -
 Current portion of capital lease obligations                         -              -             -             -            -
                                                           ---------------------------------------------------------------------
       TOTAL CURRENT LIABILITIES                                945,635         31,372           502        36,321            -

 Long-term capital lease obligations, less current portion            -              -             -             -            -
 Intercompany investment                                     11,990,385        221,015             -     4,201,527      366,907
 Intercompany payable/(receivable)                          (92,857,074)             -     3,215,850     6,444,424   17,330,360
 Accrued warranty obligations, less current portion                   -              -             -             -            -
 Other liabilities                                                    -              -             -             -            -
                                                           ---------------------------------------------------------------------
      TOTAL LONG-TERM LIABILITIES                           (80,866,689)       221,015     3,215,850    10,645,951   17,697,267
                                                           ---------------------------------------------------------------------
      TOTAL  LIABILITIES                                    (79,921,054)       252,387     3,216,352    10,682,272   17,697,267

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;              2,000              -             -             -      484,601
 Additional paid in capital                                           -              -             -             -    5,276,329
 Treasury stock                                                       -              -             -             -            -
 Retained earnings                                           80,941,795     (1,266,661)   (3,216,352)  (10,682,272) (23,258,197)
                                                           ---------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                   80,943,795     (1,266,661)   (3,216,352)  (10,682,272) (17,497,267)
                                                           ---------------------------------------------------------------------
                                                            $ 1,022,741   $ (1,014,274)   $        -   $         - $    200,000
                                                           =====================================================================
                                                                      -              -             -             -            -

                                                                  CORPORATE
                                                                --------------
 ASSETS
 Cash                                                             $ 57,868,159
 Accounts receivable -- Pre-petition                                         -
 Accounts receivable -- Post-petition                                   14,943
                                                                ---------------
   Gross Accounts receivable                                            14,943
 Less:  Allowance for Doubtful Accounts                                      -
                                                                ---------------
   Net Accounts Receivable                                              14,943
 Intercompany A/R-A/P                                                        -
 Inventories                                                                 -
 Prepaid expenses and other current assets                             515,449
                                                                ---------------
       TOTAL CURRENT ASSETS                                         58,398,551

 Property, plant & equipment, net                                    1,325,089
 Deposits and other assets                                             517,796
                                                                ---------------
       TOTAL NON-CURRENT ASSETS                                      1,842,885
                                                                ---------------
                                                                  $ 60,241,436
                                                                ===============
 LIABILITIES
 Accounts payable -- Pre-petition                                 $    902,474
 Accounts payable -- Post-petition                                     232,718
                                                                ---------------
   Total Accounts payable                                            1,135,192
 Accrued expenses - Other                                           18,253,511
 Accrued expenses - Payroll -- Post-petition                            58,238
 Current Portion of Long Term Debt                                 132,500,000
 Current portion of capital lease obligations                                -
                                                                ---------------
       TOTAL CURRENT LIABILITIES                                   151,946,941

 Long-term capital lease obligations, less current portion                   -
 Intercompany investment                                          (105,926,487)
 Intercompany payable/(receivable)                                  63,832,707
 Accrued warranty obligations, less current portion                          -
 Other liabilities                                                           -
                                                                ---------------
      TOTAL LONG-TERM LIABILITIES                                  (42,093,780)
                                                                ---------------
      TOTAL  LIABILITIES                                           109,853,161

 STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, $.001 par, authorized 100,000 shares;                 1,661,466
 Additional paid in capital                                          6,934,698
 Treasury stock                                                       (100,000)
 Retained earnings                                                 (58,107,889)
                                                                ---------------
      TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                         (49,611,725)
                                                                ---------------
                                                                  $ 60,241,436
                                                                ===============
                                                                                      -





 THE FOLLOWING COMPANIES ARE INACTIVE:

 Fortified Window and Door, Inc. f.k.a. AAPC One Acquisition Corporation
 AAPC Two Acquisition Corporation          AAPC Three Acquisition Corporation
 AAPC Three Acquisition Corporation        AAPC Four Acquisition Corporation
 AAPC Four Acquisition Corporation         AAPC Five Acquisition Corporation
 AAPC Five Acquisition Corporation         AAPC Six Acquisition Corporation
 AAPC Six Acquisition Corporation
 Modern Window Company
 Vinylsource, Inc.
 WIG Liquidation Company

Monthly Summary of Operations                                           Form 4
AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE
Period Ended: JUNE 30, 2003                               Case Number 00-43726
Schedule of Postpetition Taxes Payable

                                         Beginning        Accrued/           Payments/           Ending
                                          Balance         Withheld           Deposits           Balance
                                          -------         --------           --------           -------
Income taxes withheld:
Federal                                      $ -             $ -                $ -               $ -
State                                          -               -                  -                 -
Local                                          -               -                  -                 -

FICA withheld                                  -               -                  -                 -

Employers FICA                                 -               -                  -                 -

Unemployment tax:
Federal                                        -               -                  -                 -
State                                          -               -                  -                 -

Sales, use & excise                            -               -                  -                 -

Property tax                                   -               -                  -                 -

Other taxes                                    -               -                  -                 -

                                           -----------------------------------------------------------
Total                                        $ -             $ -                $ -               $ -
                                           ===========================================================

Aging of accounts receivable and post-petition accounts payable

Age in days                               0-30            30-60           Over 60             Total
                                          ----            -----           -------             -----

Post petition

accounts payable                       $ 131,021        $ 22,020           $ 79,677         $ 232,718

Accounts recievable                    $  14,943        $      -           $      -         $  14,943

For post petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

                                                                          Form 4

                     AMERICAN ARCHITECTURAL PRODUCTS CORP.
                         ACCOUNTS PAYABLE AGING DETAIL
                                 JUNE 30, 2003
                                                            Case Number 00-43726

                               DATE                NAME                     OPEN BALANCE
                       ----------------    -----------------------------  ---------------
31 - 60
                            04/03/2003     Squire, Sanders & Dempsey LLP    $  19,886.70
                            05/29/2003     Danvid Window                        2,132.92
                                                                          ---------------
Total 31 - 60                                                                  22,019.62
greater than 60
                            11/01/2000     Ameritech                        $     553.51 In dispute
                            01/12/2001     ADP, Inc.                            3,632.62 In dispute
                            03/28/2002     Kramer Levin
                                           Naftalis & Frankel LLP              65,342.41 Will be paid upon confirmation and
                            12/16/2002     Squire,                                       submission of final fee application
                                           Sanders & Dempsey LLP                7,958.40 Will be paid upon confirmation and
                                                                                         submission of final fee application
                            12/02/2002     Nadler Nadler & Burdman Co.          2,190.30 Will be paid upon confirmation and
                                                                          -------------- submission of final fee application
Total greater than 60                                                          79,677.24
                                                                          --------------
                                                                            $ 101,696.86
                                                                          ==============

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
 MONTHLY CASH STATEMENT                                    Case Number 00-43726
 FOR THE MONTH ENDED JUNE 30, 2003

                              NATIONAL CITY                                  NATIONAL CITY       NATIONAL CITY
                              DISBURSEMENT              LOCKBOX              DISBURSEMENT          INVESTMENT
                              ------------              -------              ------------          ----------
 Beginning book balance        $ (11,179)              $      -               $ 775,574           $ 57,557,000
 Adjustment                            -                      -                       -                      -
 RECEIPTS                              -                170,965                  61,001                      -
 TRANSFERS RECEIVED              245,689                      -                 470,965                      -
                            -----------------------------------------------------------------------------------
 BALANCE AVAILABLE               234,511                170,965               1,307,541             57,557,000
 DISBURSEMENTS                  (449,809)                     -                (481,676)                     -
 TRANSFERS SENT                        -               (170,965)                      -               (300,000)
                            -----------------------------------------------------------------------------------
 ENDING BOOK BALANCE           $(215,298)              $      -               $ 825,865           $ 57,257,000
                            ===================================================================================

 Attach copies of the most recent reconciled bank statements from each account.

 DISBURSEMENT ACCOUNT:
 Name & Address                                 National City Bank
                                                527 Chartiers Ave.
                                                McKees Rocks, Pa  15136
 Account Number                                       658765800         Based on account availability National City Bank invests
                                                                        the balance in an overnight Euro Investment

 LOCKBOX ACCOUNT:
 Name & Address                                National City Bank
                                               PO Box 951288
                                               Cleveland, Ohio 44193
 Account number                                951288

 INVESTMENT ACCOUNT
 Name and Address                              Dreyfus Gov't Cash Management Account
                                               National City Bank
                                               Pittsburgh, Pa. 15222

 Account Number                                4603941

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 PETTY CASH:                                    $                592

 Date:                                                 July 16, 2003

 Signature:                                     /s/ Conni K. McIsaac
                                               ------------------------------
                                                Debtor in Possession

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726
 Daily Summary of Cash Receipts for the month of June 2003

           DATE   NATIONAL CITY                       NATIONAL CITY        NATIONAL CITY
          -----       CHECKS           LOCKBOX          INVESTMENT          DISBURSEMENT
                 -------------------------------------------------------------------------
               1
               2
               3
               4
               5                        17,215
               6
               7
               8
               9
              10                         1,250
              11                        25,148
              12
              13
              14
              15
              16                        57,676
              17
              18
              19
              20
              21
              22
              23
              24                        19,121
              25
              26                           142
              27
              28
              29
              30                        50,413
              31
 Interest                                                                    61,001
                 ------------------------------------------------------------------
 Total               $     -          $ 170,965         $ -                $ 61,001
                 ==================================================================



 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726
Daily Summary of Cash Disbursements for the month of June 2003
Note:  Disbursements equal checks written and other payments to vendors.

               DATE              NATIONAL CITY                           NATIONAL CITY       NATIONAL CITY
              -----                 CHECKS              LOCKBOX           INVESTMENT         DISBURSEMENT
                     ----------------------------------------------------------------------------------
                   1
                   2
                   3                                                                            16,670
                   4                                                                             1,833
                   5
                   6               189,947                                                         482
                   7
                   8
                   9                                                                               125
                  10                                                                            68,286
                  11                                                                            73,892
                  12                 1,262                                                         343
                  13                32,048                                                       2,657
                  14
                  15
                  16                                                                             2,032
                  17                                                                            94,531
                  18                                                                             1,041
                  19               157,407                                                      21,034
                  20                                                                               273
                  21
                  22
                  23                66,838                                                       2,092
                  24                 1,633                                                       5,978
                  25                                                                            55,795
                  26                                                                           127,014
                  27                                                                               226
                  28
                  29
                  30                   674                                                       6,823
                  31
 UPS
 NSF Checks
 Analysis charge                                                                                   548
                     ----------------------------------------------------------------------------------
 Total                           $ 449,809                $ -                 $ -            $ 481,676
                     ==================================================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726

 Daily Summary of cash transfers for the month of June 2003
 Note: Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED FROM:                          NATIONAL CITY                               NATIONAL CITY         NATIONAL CITY
              DATE                             CHECKS              LOCKBOX                INVESTMENT           DISBURSEMENT
             -----             --------------------------------------------------------------------------------------------
                               1                  $ -           $       -               $       -                $ -
                               2
                               3
                               4
                               5                                   17,215
                               6
                               7
                               8
                               9
                              10                                    1,250
                              11                                   25,148
                              12
                              13
                              14
                              15
                              16                                   57,676
                              17
                              18
                              19
                              20
                              21
                              22
                              23
                              24                                   19,121
                              25
                              26                                      142
                              27
                              28
                              29
                              30                                   50,413
                              31
 To Disbursement account                                                                  300,000
 Interest
 Adj for Euro month end difference
 To Investment Account                                                                                              -
                                 -------------------------------------------------------------------------------------
 Total                                            $ -           $ 170,965               $ 300,000                $  -
                                 =====================================================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726
 Daily Summary of cash transfers for the month of June 2003
 Note: Transfers represent funds transferred from/to other Bank Accounts

 TRANSFERRED TO:                              NATIONAL CITY                             NATIONAL CITY      NATIONAL CITY
              DATE                             CHECKS              LOCKBOX              INVESTMENT         DISBURSEMENT
             -----               -------------------------------------------------------------------------------------
                               1            $        -                 $ -                  $ -             $       -
                               2
                               3                7,550
                               4                1,833
                               5                                                                               17,215
                               6                  482
                               7                    -
                               8
                               9                  125
                              10               24,431                                                           1,250
                              11               73,892                                                          25,148
                              12                  343
                              13                2,657
                              14
                              15
                              16                2,032                                                          57,676
                              17               94,531
                              18                1,041
                              19               21,034
                              20                  273
                              21
                              22
                              23                2,092
                              24                5,978                                                          19,121
                              25                3,591
                              26                2,316                                                             142
                              27                  226
                              28
                              29
                              30                1,262                                                          50,413
                              31
 From Investment Account                                                                                      300,000
 Interest
 Adj for Euro month-end difference
 To investment account
                                 -------------------------------------------------------------------------------------
 Total                                      $ 245,689                  $ -                  $ -             $ 470,965
                                 =====================================================================================

 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION -- CORPORATE                Form 5
                                                           Case Number 00-43726
 MONTHLY BANK RECONCILIATION - NATIONAL CITY DISBURSEMENT ACCOUNT
 JUNE 30, 2003

Balance per Bank                                                                $825,864.55

Less:  Outstanding Checks
05/23/03                                   8434               225.00
06/13/03                                   8484               997.32
06/19/03                                   8503            37,599.77
06/19/03                                   8505           109,638.13
06/23/03                                   8506            66,418.00
06/23/03                                   8507               420.00
                                                ---------------------
                                                                                 215,298.22
                                                                     -----------------------
Balance per Books @ 6/30/03                                                    $ 610,566.33
                                                                     =======================
National City Checks                                                            (215,298.22)
National City Disbursements                                                      825,864.55
                                                                     -----------------------
                                                                               $ 610,566.33
                                                                     =======================

Note: National City Lockbox, Investment and Euro Overnight account book balances agree to bank balances.

 DANVID WINDOW COMPANY                                                  Form 5
 Monthly Cash Statement                                   Case Number 00-43726
 For the month ending June 30, 2003

                                              General              Payroll             Lockbox
                                          --------------        ------------         ------------
 Beginning book balance                      $ (16,075)           $ 10,386             $      -
 Receipts                                       14,147                   -                    -
 Transfers received                                  -                   -                    -
                                          ------------------------------------------------------
 Balance available                              (1,928)             10,386                    -
 Disbursements                                       -                   -                    -
 Transfers sent                                      -                   -                    -
                                          ------------------------------------------------------
 Ending book balance                          $ (1,928)           $ 10,386             $      -
                                          ======================================================


 Attach copies of the most recent reconciled bank statements from each account.

 GENERAL ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   527 Chartiers Avenue
                                   McKees Rocks, PA  15136
 Account Number:                   0658765843

 PAYROLL ACCOUNT:
 Name and Address:                 Bank of America
                                   P.O. Box 798
                                   Witchita, KS  67201
 Account Number:                   1390059896

 LOCKBOX ACCOUNT:
 Name and Address:                 National City Bank of PA
                                   4100 West 150th Street
                                   Cleveland, OH  44135
 Account number:                   951286

 Other monies on hand (specify type and location) (I.e. CD's petty cash, etc.)

 Date:                            July 15, 2003

 Signature:                        /s/ Conni K. McIsaac
                                  -----------------------------------------
                                   Debtor in Possession

 DANVID WINDOW COMPANY                                                  Form 5
                                                          Case Number 00-43726
 Daily Summary of Cash Receipts for the month of June 2003

       Date                      General            Payroll            Lockbox
       ----                      -------            -------            -------
                  1
                  2
                  3
                  4
                  5
                  6
                  7
                  8
                  9
                 10
                 11
                 12
                 13
                 14
                 15
                 16
                 17
                 18
                 19
                 20
                 21
                 22
                 23
                 24
                 25
                 26
                 27
                 28
                 29
                 30
                 31
 Stop Payment                   14,147
 Adjustment
                    ---------------------------------------------------------
 Total                         $ 14,147              $ -                 $ -
                    =========================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726
Daily Summary of Cash Disbursements for the month of June, 2003
Note: Disbursements equals checks written and other bank transfers.

       Date                      General             Payroll             Lockbox
       ----                      -------             -------             -------
                 1                 $ -                 $ -                 $ -
                 2
                 3
                 4
                 5
                 6
                 7
                 8
                 9
                10
                11
                12
                13
                14
                15
                16
                17
                18
                19
                20
                21
                22
                23
                24
                25
                26
                27
                28
                29
                30
                31
 Fees
 UPS Charges
 Adjustment
                   ------------------------------------------------------------
 Total                             $ -                 $ -                 $ -
                   ============================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726
 Daily Summary of cash transfers for the month of June 2003 Disbursements from:

       Date                       General           Payroll             Lockbox
       ----                       -------           -------             -------
                 1                 $ -                 $ -                 $ -
                 2
                 3
                 4
                 5
                 6
                 7
                 8
                 9
                10
                11
                12
                13
                14
                15
                16
                17
                18
                19
                20
                21
                22
                23
                24
                25
                26
                27
                28
                29
                30
                31
                   ------------------------------------------------------------
 Total                             $ -                 $ -                 $ -
                   ============================================================

 DANVID WINDOW COMPANY                                                   Form 5
                                                           Case Number 00-43726
 Daily Summary of cash transfers for the month of June 2003 Disbursements to:

       Date                      General            Payroll             Lockbox
       ----                      -------            -------             -------
                 1                 $ -                                     $ -
                 2
                 3
                 4
                 5
                 6
                 7
                 8
                 9
                10
                11
                12
                13
                14
                15
                16
                17
                18
                19
                20
                21
                22
                23
                24
                25
                26
                27
                28
                29
                30
                31
 UPS Charges
                   ------------------------------------------------------------
 Total                             $ -                 $ -                 $ -
                   ============================================================

                                                                   FORM 6 (6/92)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                   For the Period : June 1 thru June 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         GEORGE HOFMEISTER                                             Capacity:    _________                Principal
                                                                                         _________                Officer
                                                                                         ____X____               Director
                                                                                         _________                Insider

Detailed Description of Duties:        CHAIRMAN OF THE BOARD

Current Compensation Paid:             NONE        Weekly           or      Monthly
                                                   _________                _________

Current Benefits Received:             NONE        Weekly           or      Monthly

              Health Insurance                     _________                _________
              Life Insurance                       _________                _________
              Retirement                           _________                _________
              Company Vehicle                      _________                _________
              Entertainment                        _________                _________
              Travel                               _________                _________
              Other Benefits                       _________                _________

CURRENT TOTAL:                         NONE

                                                   Weekly           or      Monthly

                                                   _________                _________




Dated:        _________                            _____________________________________
                                                   Principal, Officer, Director, Insider

                                                                   FORM 6 (6/92)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                   For the Period : June 1 thru June 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         JOSEPH DOMINIJANNI                                           Capacity:            _________               Principal
                                                                                                     X                  Officer
                                                                                                _________               Director
                                                                                                     X                  Insider
                                                                                                _________
                                                                                                _________

Detailed Description of Duties:       INTERIM PRESIDENT AND CEO TREASURER

Current Compensation Paid:                         Weekly          or      Monthly
                                                   _________                          25,000.00
                                                                           _____________________

Current Benefits Received:                         Weekly          or      Monthly

              Health Insurance                     _________                                  -
              Life & Disability Insurance          _________                            415.75
                                                                                        _______
              Retirement                           _________                                  -
              Company Vehicle                      _________                            650.00
                                                                                        _______
              Entertainment                        _________                             145.53
                                                                           _____________________
              Travel, Food, Lodging                _________                              76.96
                                                                           _____________________
              Other Benefits                       _________                             357.82  phone, XO hosting
                                                                           _____________________

CURRENT TOTAL:

                                                   Weekly          or      Monthly

                                                   _________                          26,646.06
                                                                           ____________________

Dated:        _________                            _____________________________________
                                                   Principal, Officer, Director, Insider

                                                                   FORM 6 (6/92)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                   For the Period : June 1 thru June 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         JONATHAN K. SCHOENIKE                                        Capacity:            _________               Principal
                                                                                                ____X____               Officer
                                                                                                _________               Director
                                                                                                _________               Insider

Detailed Description of Duties:       GENERAL COUNSEL AND SECRETARY

Current Compensation Paid:                        Weekly           or      Monthly
                                                  _________                           13,333.34
                                                                           ____________________

Current Benefits Received:                        Weekly           or      Monthly

              Health Insurance                    _________                                   -
              Life & Disability Insurance         _________                              153.75
                                                                           ____________________
              Retirement                          _________                                   -
              Company Vehicle                     _________                              450.00
                                                                           ____________________
              Entertainment                       _________                                  -
                                                                           ____________________
              Travel, Food, Lodging               _________                                   -
                                                                           ____________________
              Other Benefits                      _________                               79.32 cell phone
                                                                           ____________________

CURRENT TOTAL:

                                                  Weekly           or      Monthly

                                                  _________                           14,016.41
                                                                           ____________________


Dated:        _________                           _____________________________________
                                                  Principal, Officer, Director, Insider

                                                                   FORM 6 (6/92)

                        MONTHLY STATEMENT OF COMPENSATION
                        ---------------------------------
                   For the Period : June 1 thru June 30, 2003

The following is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:         DOUGLAS J. THOMAS                                             Capacity:          _________                Principal
                                                                                               ____X____                Officer
                                                                                               _________                Director
                                                                                               _________                Insider

Detailed Description of Duties:        CHIEF FINANCIAL OFFICER

Current Compensation Paid:                         Weekly           or      Monthly
                                                   _________                         7,083.00
                                                                            _________________

Current Benefits Received:                         Weekly           or      Monthly

              Health Insurance                     _________                _________
              Life Insurance                       _________                _________
              Retirement                           _________                _________
              Company Vehicle                      _________                _________
              Entertainment                        _________
                                                                            _________________
              Travel, Food, Lodging                _________                          1,623.58
                                                                            _________________
              Other Benefits                       _________                             57.11 shipping & copying
                                                                            _________________
CURRENT TOTAL:

                                                   Weekly           or      Monthly

                                                   _________                         8,706.58
                                                                            _________________




Dated:        _________                            _____________________________________
                                                   Principal, Officer, Director, Insider